                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                July 9, 2004
                                                                ------------




                         Hyundai ABS Funding Corporation
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                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     333-108545               33-0978453
           --------                     ----------               ----------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)


  10550 Talbert Avenue, Fountain Valley, California                 92708
  -------------------------------------------------                 -----
       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number including area code               (714) 594-1579


Former Name or Former Address, if Changed Since Last Report     Not Applicable

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

           Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 7, 2003, among the Issuer, the Registrant, HMFC and Wells Fargo Bank Minnesota, National Association, as indenture trustee. The Servicer Report filed hereby covers the period from June 1, 2004 to June 30, 2004.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits

        Exhibit No.       Exhibit
        -----------       -------
                20        June 2004 Servicer Report

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 13, 2004                      HYUNDAI ABS FUNDING CORPORATION


                                           By: /s/ David A. Hoeller
                                              ---------------------------------
                                           Name:   David A. Hoeller
                                           Title:  Vice President & Secretary

                                  EXHIBIT INDEX


        Exhibit No.       Exhibit
        -----------       -------
                20        June 2004 Servicer Report